                                                                     Exhibit 4.1



           NUMBER                                                  SHARES

        COMMON STOCK                                            COMMON STOCK
INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
     OF THE STATE OF DELAWARE                                CERTAIN DEFINITIONS

                                                              CUSIP __________

                              GREENGATE CORPORATION


        THIS CERTIFIES that







is the owner of



         FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE
                              $.0001 PER SHARE OF


                              GREENGATE CORPORATION


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

        This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


-----------------------------------          -----------------------------------
            Secretary                                      President

                                    Corporate
                                      SEAL


                                             Countersigned and Registered


                                             By:
                                                 -------------------------------
                                                 Transfer Agent and Authorized
                                                 Signature

        The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

                              GREENGATE CORPORATION

                            Transfer Fee: As Required

--------------------------------------------------------------------------------

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -   as tenants in common                   UNIF GIFT MIN ACT-____  Custodian for _______
                                                                     Cust.)              (Minor)
                                                                  under Uniform Gifts to Minors
TEN ENT  -   as tenants by the entireties                         Act of ____________________
                                                                               (State)
JT TEN   -   as joint tenants with right of
             survivorship and not as tenants
             in common

        Additional abbreviations may also be used though not in the above list.

For value received __________________ hereby sell, assign and transfer unto


                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

                   ------------------------------------------

                   ------------------------------------------

                Please print or type name and address of assignee

                   ------------------------------------------

                   ------------------------------------------

                   ------------------------------------------

___________________________________________________________ Shares of the Common
Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated                     20
      -------------------   --

SIGNATURE GUARANTEED:                        X
                                              ----------------------------------

                                             X
                                              ----------------------------------


        THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.